Exhibit 99.1

Fourth Quarter Earnings Call February 22, 2006

Forward-Looking	Statements Page 2

Private Securities Litigation Reform Act of 1995 Safe Harbor Provision

During the course of this presentation, we may make projections or other forward-looking statements regarding future events or the future financial performance of the company.

Such statements are just estimates and actual events or results may differ materially from these forward-looking statements. Please refer to the documents that the company files with the SEC from time to time and the company’s fourth quarter earnings press release for a detailed discussion of the factors, risks and uncertainties that could cause actual results to differ materially from those contained in our projections or forward-looking statements.

Copies of our SEC filings are available upon request or by accessing our company website at www.metrologic.com.

Fourth Quarter Earnings Call

Benny Noens CEO & President

Fourth Quarter Earnings Call

Q405	and Full Year 2005 Overview Page 4

Continuing to Execute on Strategic Initiatives

Q4	2005 FY 2005
Revenue	$ 60,993 + 14.8% $ 210,453 + 18.3%
Gross	Margin 41.8% - 3.0% 43.2% - 2.7%
Net	Income $8,955 + 2.8% $25,209 + 11.2%
FD	EPS $ 0.39 + 2.6% $ 1.09 + 10.1%

Record revenue and net income for the full year 2005 Growth across all regions Gross Margin compression in Q4 Continued Execution on announced Strategic Initiatives

Fourth Quarter Earnings Call

Q405	and FY2005 Sales by Market Page 5

Strong Performance in all Markets – 18.3% Revenue Growth for 2005

QUARTERLY YTY

$70.0 $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $-

4Q04	4Q05

ANNUAL YTY

$250.0 $200.0 $150.0 $100.0 $50.0 $-

2004	2005

DCC

Up 21.1% for the year and 18.1% for the quarter

INDUSTRIAL

Down 24.4% for the year and down 50.2% for the quarter

OPTICAL SYSTEMS

Up 38.5% for the year and 65.5% for the quarter

Fourth Quarter Earnings Call

Q405	and FY2005 Highlights Page 6

Continuing to Execute on Strategic Initiatives

Success with Tier 1 retailers

Continued deployment for Tier 1 retailers including Tesco in Q4

Strong growth in EMEA and Asia/Pac

Earlier weakness in EMEA is starting to reverse

Continue to build the Metrologic brand

Drive end user demand in targeted verticals

Key new product introductions

Focus®, OptimusS™, StratosS™, Fusion™, Focus BT™

Geographic expansion in key, growing markets

Focus on offices in Asia/Pacific

Fourth Quarter Earnings Call

Mark Schmidt

Senior Vice President, Marketing

Fourth Quarter Earnings Call

Page 8

Scanner Competitive Landscape (2005)

New Products for New Markets.....Building one of the industry's broadest product lines.




OptimusS
Focus
FocusBT
Fusion
StratosS


Metrologic
Competitor 1
Competitor 2
Competitor 3
Competitor 4
Competitor 5
Competitor 6
Pen
Contact CCD
micro linear engine
linear engine
standard-range laser
triggered laser
long-range linear laser
wireless linear
PDF417 linear
linear imager
area imager
omni engine
hh omni laser
hh omni/SL laser
small fixed omni
large fixed omni
flatbed omni
5-sided bioptic
6-sided bioptic
Price Lookup
IND linear fixed
IND omni fixed
IND camera
handheld
fixed

Fourth Quarter Earnings Call 2005

Metrologic
We really work for you.™

The	Americas Page 9

Winning customers…one deal at a time

2005 Highlights:

Data Capture & Collection

Focus® and QuantumT® rollouts continue Record sales-out in the Channel Increased channel partner presence in Central America

Industrial Automation

New programs iQ160

Optical Systems

Growth in all 3 markets

QUARTERLY

$30.0 $20.0 $10.0 $-$25.3 $27.3

4Q04

4Q05

FULL YEAR

$200.0 $150.0 $100.0 $50.0 $- $85.7 $100.8

2004

2005

Fourth Quarter Earnings Call

Page10

Europe, Middle East, Africa

Signs that earlier regional weakness is abating

2005 Highlights:

Tesco rollout continues

Strong reverse vending demand in Germany

Stratos traction in France

Cautious optimism regarding general market conditions

QUARTERLY $30.0 $25.0 $20.0

$15.0 $10.0 $5.0 $0.0 $US (millions) $21.3 $26.2

4Q04	4Q05 $100.0 $80.0 $60.0 $40.0

$US (millions) $20.0 $0.0 $70.8 $83.6

2004	2005

Fourth Quarter Earnings Call

Asia-Pac	& ROW Page 11

Committed to expanding upon our globally local philosophy

2005 Highlights:

Continued Expansion in the region

Taiwan Thailand Korea Australia Chengdu

Consistent Channel growth – all regions and product classes

Industrial Automation partnerships

QUARTERLY

$8.0

$6.0

$US (millions) $4.0

$2.0

$0.0 $6.4 $7.5

4Q04	4Q05

FULL YEAR

$30.0

$20.0

$US (millions) $10.0

$0.0 $21.4 $26.1

2004	2005

Fourth Quarter Earnings Call

Kevin Bratton Chief Financial Officer

Fourth Quarter Earnings Call

Comparative Quarterly Income Statement

Committed to enhancing long-term shareholder value

(US	$mm) Q4 2005 Q4 2004 Change
Sales	60,993 53,109 14.8%
Cost	of Goods Sold 35,520 29,341 21.1%
Gross	Profit 25,473 23,768 7.2%
SG&A	13,805 13,048 5.8%
Research	& Development 1,997 1,850 7.9%
EBIT	9,671 8,870 9.0%
EBITDA	11,508 10,858 6.0%
Net	Income 8,955 8,709 2.8%
EPS	(Fully Diluted) 0.39 0.38 2.6%
Growth	and Margin Analysis (%)
Gross	Profit Margin 41.8 44.8 (300.0) bp
SG&A	as a % of Sales 22.6 24.6 (200.0) bp
R&D	as a % of Sales 3.3 3.5 (20.0) bp
EBIT	Margin 15.9 16.7 (80.0) bp
EBITDA	Margin 18.9 20.4 (150.0) bp

Comparative Full Year Income Statement

Committed to enhancing long-term shareholder value

(US	$mm) 2002 2003 2004 2005
Sales	115.8 138.0 178.0 210.5
Cost	of Goods Sold 74.4 79.7 96.2 119.6
Gross	Profit 41.4 58.4 81.7 90.8
SG&A	28.9 31.5 42.5 48.8
Research	& Development 6.9 6.8 7.5 8.5
EBIT	5.6 20.1 31.7 33.5
EBITDA	9.0 23.7 36.5 40.5
Net	Income 1.7 13.9 22.7 25.2
EPS	(Fully Diluted) 0.10 0.72 0.99 1.09
Growth	and Margin Analysis (%)
Sales	Growth 3.4 19.2 28.9 18.3
Gross	Profit Margin 35.8 42.3 45.9 43.2
SG&A	as a % of Sales 24.9 22.8 23.9 23.2
R&D	as a % of Sales 6.0 4.9 4.2 4.0
EBIT	Margin 4.8 14.6 17.8 15.9
EBITDA	Margin 7.8 17.2 20.5 19.2

Committed to enhancing long-term shareholder value

Gross Margin

$100 $80 $60 $40 $20 $0

$81.7 $58.4 45.9% 43.2% 44.8% 42.3% 41.8% $41.4 35.8% $25.5 $23.8 $90.8

2002	2003 2004 2005 Q4 04 Q4 05

Fourth Quarter Earnings Call

Operating Income by Quarter

Committed to enhancing long-term shareholder value

US $ (in millions)

$10 $8 $6 $4 $2 $0

$9.9 $9.7 $8.9 $8.6 $8.2 $7.0 $7.2 $6.8 $7.2 $4.6 $3.8 $3.6 $3.1 $1.6

Q302	Q402 Q103 Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405

Fourth Quarter Earnings Call

Net Income by Quarter

Committed to enhancing long-term shareholder value

US$ (in millions)

$10 $9 $8 $7 $6 $5 $4 $3 $2 $1 $0

$8.7	$9.0 $7.7
$5.2	$5.1 $4.7 $4.7 $4.2 $3.8 $3.9 $2.7 $2.2 $1.7 $0.3

Q302

Q402

**Q103

Q203

Q303

Q403

Q104 Q204 Q304

Q404

Q105

Q205

***Q305

Q405

**Includes one time or non-recurring items aggregating income of approximately $1.9M. ***Includes one-time recognition of the $2.25M cash settlement with PSC Inc.

Fourth Quarter Earnings Call

Balance Sheet

Committed to enhancing long-term shareholder value

(US$mm)	Dec 31, 2005 Dec 31, 2004
Cash	$73.9 $64.7
Current	assets (non-cash) 84.2 63.4
Net	PPE 20.4 19.5
Other	assets 44.3 44.9
Total	Assets $222.8 $192.5
Current	liabilities 33.0 28.5
Total	Debt (long-term and short-term) 18.4 18.3
Other	liabilities 3.7 7.7
Stockholders’	Equity 167.7 138.0
Total	Liabilities and Stockholders’ Equity $222.8 $192.5
Total	Working Capital $106.7 $83.3

Fourth Quarter Earnings Call

Benny Noens CEO & President

Fourth Quarter Earnings Call

FY 2006 Guidance

Positive outlook for 2006

2005	2006 *
Revenue	$210.5M $240M - $250M
Net	Income $25.2M $26.3M — $27.4M
FD	EPS $1.09 $1.13 - $1.18
*	Euro Assumptions $1.20 to $ 1.25
*	Gross Margin 43% to 44%
*	Effective full year tax rate 36%
*	Effect of SFAS No. 123(R) Est. $1.6M or $0.07 per fully diluted share

Earnings Guidance was effective as of the date given and will not be revised until the Company publicly announces updated guidance.

Fourth Quarter Earnings Call

Metrologic – A Strong Growth Company

Focused on maintaining the momentum

Sales US$ (in millions)

$250 $200 $150 $100 $50 $0

$245 $211 $178

$138 $112 $116 $92 $80 $66 $53 $47 $42 $36

1994 1995

1996 1997 1998

1999 2000 2001

2002 2003 2004

2005 2006*

*Based upon the midpoint of the Company’s FY 2006 guidance. *Earnings Guidance was effective as of the date given and will not be revised until the Company publicly announces updated guidance.

Fourth Quarter Earnings Call